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                                                                     Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32139) of CCC Information Services Group Inc. of our report dated October 15, 1999 relating to the financial statements of CCC Information Services Inc. 401(k) Retirement Savings & Investment Plan, which appears in this Form 11-K.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
August 4, 2000